Q4 & Full Year 2025 Earnings Presentation March 12, 2026

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this presentation. Although forward-looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K and Form 10-Q (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. This presentation includes certain non-GAAP measures. Please refer to the reconciliations provided in the earnings press release and the appendix in this presentation for the most comparable GAAP measure. // 2

Flotek Industries (FTK) Industry: Energy & Technology 2024 2025 Revenue (MM) $187.0 $237.3 Gross Margin 21% 25% Adj. EBITDA(MM)*** $14.7 $32.8 Diluted EPS $0.34 $0.84 Market Cap. (MM): $520* Leverage Ratio : 1.3x Shares Out. (MM): 30.1 Float (MM): ~14.0 // 3 Flotek Industries AN INDUSTRIALIZED PIVOT TO DATA DRIVEN GROWTH * As of 12/31/2025 Flotek: Turnaround Story • Leadership: New Executive Team 2023: Common Stock +363%** through 2025 • Growing Profits: FY 2025 YoY Gross Profit was up 52% • Proven Momentum: 3 Straight Years of Adjusted EBITDA*** Growth The Convergence of Real-time Data & Chemistry • Cycle-Resistant Revenue: Long-term contracts shield against O&G volatility • Differentiated Tech: Innovative Data and Chemistry solutions deliver superior value • 2026 Growth Catalyst: PWRtek unlocks high-margin recurring revenue Proprietary Tech Fuels Recurring, High-Margin Growth • PWRtek TM : Optimized asset protection on mobile gas-powered services • XSPCT TM : First custody transfer NIR analyzer to achieve GPA 2172 standard • VeraCal TM : Top OOOOb EPA-certified flare monitoring solution • Market Creation: Expanded annual addressable market by >$3B in 2025 $2.50 $4.50 $6.50 $8.50 $10.50 $12.50 $14.50 $16.50 $18.50 **New CEO Announced: June 6, 2023 closing Stock Price: $3.72 compared to December 31, 2025 closing stock price: $17.23 ***Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure. 2023 2024 2025 363%

92% 8% 2024 69% 31% 2025 Continued Profitability Growth // 4 THE CONVERGENCE OF REAL-TIME DATA AND CHEMISTRY SOLUTIONS Transforming business through real-time data, monitoring and process control across the energy & infrastructure value chain utilizing proprietary technologies Data Analytics Sustainable chemistry solutions to maximize customer’s value chain while minimizing their environmental impact Chemistry Technologies FLOTEK INDUSTRIES PROFILE: Founded: 1985 Employees: 160 Headquarters: Houston Patents: >130 Gross Profit Margin Segment Comparison: $59.8MM$39.4MM

TOTAL ADDRESSABLE MARKET EXCEEDING $15B PER YEAR COMPLETION CHEMISTRY (PCMTM) // 5 Market Expansion Through Strategic Execution DIGITAL VALUATION (XSPCT TM) MOBILE POWER GENERATION FLARE MONITORING (VERACALTM) GRID & DATA CENTER POWER GENERATION Water Treatment

$(29.5) $(3.5) $14.7 $32.8 -5% 13% 21% 25% -7% -2% 3% 8% 13% 18% 23% 28% $(30.0) $(20.0) $(10.0) $- $10.0 $20.0 $30.0 $40.0 2022 2023 2024 2025 2026 G ro ss M ar gi n A dj . E BI TD A * ($ M M ) Gross Margin // 6 Real-Time Data & Chemistry Ignite Growth * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure 10yr Supply Contract Secured New Executive Leadership Launched PWRtekTM & XSPCTTM Data Analytics Upstream Market Entry HIGH-MARGIN ACCELERATION UNLOCKS FUTURE SHAREHOLDER VALUE First Utilities Contract G RO W TH O PP O RT U N IT Y TURNAROUND FOUNDATION LEADERSHIP CATALYST DATA BREAKTHROUGH HIGH-MARGIN RAMP EXPLOIT NEW MARKETS

• Highest quarterly and annual revenues since 2017 • Data Analytics achieved its highest-ever quarterly and annual revenue • Total company gross profit grew 52% year over year • Data Analytics 4Q25 gross profit accounted for 48% of total company gross profit, compared to 8% in 4Q24 • On 3/3/26 Flotek announced its first power contract to support utility infrastructure Flotek 2025 Highlights // 7 GROWTH TRAJECTORY CONTINUES IN REVENUE AND ADJ. EBITDA* * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure In $MM 2025 2024 % Change Revenue $ 237.3 $ 187.0 27% Gross Profit $ 59.8 $ 39.4 52% Net Income $ 30.5 $ 10.5 191% Adj. EBITDA* $ 32.8 $ 14.7 123% Diluted EPS $ 0.84 $ 0.34 147%

Results vs. Guidance // 8 * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure ** A non-GAAP measure. See the “Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings” tables in the appendix for more information about this measure. We are unable to reconcile this forward-looking non-GAAP measure to the most directly comparable GAAP measure without unreasonable efforts, as we are unable to predict with a reasonable degree of certainty the impact of certain items that would be expected to impact the GAAP measure, including, among other items, certain stock-based compensation costs, interest costs related to fluctuations in borrowings outstanding under the Company’s asset based loan and the impact of the revaluation of certain liabilities, which is based upon our future stock price. These items do not impact the non-GAAP measure. 2ND CONSECUTIVE YEAR HITTING OR BEATING GUIDANCE METRICS FY 2025 GUIDANCE Metric Guidance Range 2025 Result Vs. 2024 Total Revenue: $220MM - $225MM $237.3MM +27% Adj. EBITDA**: $29MM - $34MM $32.8MM* +123% • Increased guidance ranges (vs 1Q25 initial estimates) on total revenue and Adj. EBITDA** by 6% and 3%, respectively

Data Analytics (DA) // 9

Data Analytics: “Measure More Strategy” Upstream • Power Services: facilitates natural gas utilization in powering turbines and dual-fuel engines • Digital Valuation: delivers real-time product values for faster & more accurate Custody Transfer reporting • Flare Monitoring: assisting in the compliance of EPA regulations and enhanced flare efficiency control • Chemical Treatment: Autonomous & Continuous completion chemistry monitoring & treatment Midstream • Gas/Oil processing plant control and optimization • TransMix Pipeline batch detection to optimize pipeline transfer processes • Vapor Pressure Monitoring controls to achieve product specifications • Chemical Treatment: Autonomous & Continuous production/water chemistry monitoring & treatment Downstream • Process Controls: to optimize distillation tower efficiency • Chemical Quality Measurements in pipelines and terminals • Carbon Capture measurement for carbon credits and reporting UTILIZING TECHNOLOGIES FOR EXPANSION INTO NEW MARKETS // 10 Growth Emerging Markets 2026

SERVICE REVENUE* GREW 381% SINCE Q4 2024 Data Analytics High Margin Revenue Growth • 4Q25 DA revenues exceeded full year 2024 DA revenues • DA Gross Profit in 2025 was greater than 2x all of 2024 DA revenues • 2026 revenues attributable to PWRtekTM expected to exceed $27mm PWRtek Acquisition // 11 $0.9 $1.6 $1.8 $1.7 $2.2 $1.6 $1.0 $4.1 $7.2 $7.9 39% 38% 63% 71% 73% 0% 10% 20% 30% 40% 50% 60% 70% 80% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 4Q24 1Q25 2Q25 3Q25 4Q24 Product Revenue Service Revenue Gross Profit % *Service revenues include rental related revenues

Data Analytics: Recurring Revenue Backlog // 12 • Digital Valuation services launched first revenue- generating Data-as-a-Service installations in 2Q25, boosting future growth opportunity • Digital Valuation and other recurring services revenue now expected to exceed $2MM in 2026 • 2026 revenue backlog expected to exceed 2025 total segment revenue • Power Services' lease agreement generates $146MM** in high-margin backlog through 2031 POWER SERVICES SIGNIFICANTLY IMPROVES ANNUAL REVENUE BACKLOG $30.8 $29.1 $28.2 $28.2 $27.4 $- $5 $10 $15 $20 $25 $30 $35 2026 2027 2028 2029 2030 Co nt ra ct ed R ec ur rin g Re ve nu e ($ M M ’s ) Data Analytics Recurring Contracted Backlog* *Includes PWRtek Lease Agreement and annual contractual services **January 1, 2026 through April 2031; assumes rental revenue in the 6th year is consistent to the fixed rates of year 5 (year 6 subject to prevailing market rates)

Data Analytics: Power Services // 13 • Protects mobile gas-powered engines • Controls OEM engines to optimize efficiency and reduce maintenance downtime • Enables field gas as a cost-effective alt. to diesel or CNG • Delivers accurate, real-time BTU monitoring for precise royalty reporting and payment • Enhances safety and operational control through advanced warning and shutoff technology • Lab quality data in hostile and remote conditions PWRTEK’S PATENTED TECHNOLOGY ENABLES SCALABLE, GRID-FREE ENERGY TM Smart Filtration Skid PWRtek Digital Interface and Controls

Data Analytics: Power Services Update // 14 FIRST INFRASTRUCTURE & UTILITIES POWER CONTRACT WAS WON IN Q1 2026 Key Contract Terms: • Up to 50 MW deployment for federal disaster recovery • Estimated to be $1 million in revenue per mega watt • 6-month initial term: expected to start in Q2 2026 with customer option to extend 4 years • Proprietary PWRtekTM reduces risks from variable gas quality in harsh conditions • Engaged with potential mobile gas power third-party providers to partner with us Progress & Momentum: • First site visit completed March 9-11th, 2026 • Expected 25-35% total project gross margins, with PWRtek Assets grossing >80% margins • Positions Flotek for recurring, high-margin growth in utilities & infrastructure Win Extension Deployment Power Load Assessment Site Visits & Selection Contract Award Proposal

Data Analytics: Digital Valuation Update // 15 • In 2025, we introduced the XSPCTTM analyzer for custody transfer • In Nov 2025, the XSPCTTM was the first optical spectrometer to successfully comply with the GPA 2172 standard • 25 digital valuation analyzers now active at year end • Ended 2025 with >$120k/month in growing recurring revenue • We estimate an annual Total Addressable Market >$2B* XSPCTTM CONTINUES TO EXPAND DATA ANALYTICS DAAS REVENUE XSPCT Analyzer Installed on customer location *TAM assumes 60k potential locations with $45k recurring revenue per site per year.

Data Analytics: VeraCal Flare Solution

LEADING FLARE OOOOb/c MEASUREMENT SOLUTION

FTK LISTED NYSE

2025 Financial Lookback

- $2.2MM in 2025 total revenue, of which $900K in rental revenues
- Produced ~60% Gross Margins on total revenues

Compliance Approval on Flaring Measurement Application

- VeraCal was the first EPA approved alt. measurement solution
- Current US administration has rolled back enforcement reducing market demand
- International regulation has shown improved customer demand

Our Flare Measurement System is Differentiated

- Rugged, simple installation on Combustor, Flare, VRU or ECD
- Continuous and autonomous monitoring
- No consumable calibration gas


ENVIRONMENTAL PROTECTION AGENCY
EPA
APPROVED

Pictured above: The proprietary VeraCal mobile flaring cart on location

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FLOTEK

Chemistry Technologies (ECT) // 17

Chemistry Growth in a Contracting Market // 18 • 25% increase in total ECT revenue** (2025 vs 2024) despite a (24%) drop in avg. fleet count • Fleet counts on Dec. 31st, 2024: 201 vs. Dec. 31st, 2025: 154 FLOTEK GAINS MARKET SHARE IN A CONTRACTING MARKET *Related Party Chemistry Technology revenues exclude the order shortfall payment “OSP” **Chemistry Technology Revenue excludes Related Party order shortfall payment “OSP” ***Fleet Count numbers sourced from Primary Vision 44% 56% FY2025 Chemistry Revenue** External Related Party* $146 $182 242 184 150 160 170 180 190 200 210 220 230 240 250 $100 $110 $120 $130 $140 $150 $160 $170 $180 $190 $200 2024 2025 Av g. F ra c F le et C ou nt * ** Re ve nu e ($ M M ) Total Chemistry Revenue** Chemistry Revenue** Avg. Frac Fleet Count

// 19 • Prescriptive Chemistry Management (PCM)TM – Proprietary energy chemistry solutions – Experienced chemistry energy team – Customized solutions to each well’s geology • AI Driven Analytics from >20,000 wells • 10+ Years with no HSE recordable incidents • Real-Time Field Data to Enhance Performance • Field Correlated Diagnostics • +130 Patents DELIVERING TOP TIER WELL PERFORMANCE IN INDUSTRY Chemistry Technologies: Competitive Advantage

Maximizing Customer Return on Investment Data Analytics/Physics Based Modeling on >20k Wells • +10 years Field Completion Data • Reservoir Similarities and Physicochemical Properties • Production Uplift Curve Analysis • Basin Water and Frac Water Properties A Decade of Data with Predictive Models • Polymer Viscosity & Friction Reduction Predictions • Clay Stabilization Analytics • Scale Inhibitor Database • Formation Damage Mechanism Identification Aligning Support with Vendors and Customers • Leverage vendor data where applicable • Utilize databases to streamline analytical procedures DATA-DRIVEN GEOCENTRIC MODELING DELIVERS PRECISION CHEMISTRY SOLUTIONS // 20

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// 22 38th Annual ROTH Conference March 23-24th 2026 Ritz-Carlton Laguna Niguel, CA Louisiana Energy Conference May 26-28th 2026 Four Seasons New Orleans, LA Planet MicroCap 2026 June 16-18th 2026 Bellagio Hotel & Casino Las Vegas, NV Enercom Denver August 17-19th 2026 The Westin Denver, CO Investor Contact: Mike Critelli Director of Finance & Investor Relations ir@flotekind.com Upcoming 2026 Events JOIN US

Appendix

Data Analytics: Power Services

PATENTED TECHNOLOGY ENABLES SCALABLE, LOW COST, GRID-FREE ENERGY, & ENGINE PROTECTION

FTK LISTED NYSE

Alternative Fuel Source

- City Gas
- CNG
- Field Gas
- Waste/Biogas

Incumbent Fuel Source

Diesel

(Blending Substitute)

PWRtek

Engine Control Module

Measure	Control	Distribute
BTU CH_4 Number HHV LHV Wobbe Index H_2S and CO_2 Volume Density	ESD Protection Liquids Separation Blending Scrubbing Durability Efficiency Smaller Footprint Emissions	Pressure Temperature Plug N Play Redundancy Optimize Volume

Reciprocating Engine





Gas Turbine

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FLOTEK

Data Analytics: Digital Valuation Solution

INITIAL PENETRATION INTO SIGNIFICANT UPSTREAM APPLICATIONS



Houston
San Antonio



No Shelter, No Calibration Gas, Remotely/Continuously Monitored



1360
1340
1320
1300
1280
1260
Example: 60 days of real-time BTU Values; demonstrates extreme variability.
★ GC Spot Sample Lab Test

We tested against Traditional Gas Chromatography (GC)

- **Zero GC Samples matched** the 60-day Average Gas BTU Value
- **20-25%** swings in "Associated Gas" BTU value
- **16% Variances** within manual sampling processes
- **Missed High Value Liquids** on "dry gas" wells

$4.4MM* ANNUAL PROCEEDS IMPACT PER UNIT

*$2.50 $/MMbtu @ 15mmscf/D

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Liquids In “Dry Associated Gas” // 26 $1.4MM* IN POTENTIAL ASSOCIATED GAS PROCEEDS High-Value Liquids Found in “Dry Gas” Typical Spectral Response for Associated Gas During Trial Water • Associated gas is “assumed” to be dry gas • GCs remove any liquids prior to measurement • Operators and mineral owners are not being compensated for “carry-over” products Liquids In “Dry Associated Gas” Line *$2.50 $/MMbtu @ 15mmscf/D

Data Analytics: XSPCT GPA 2172 // 27 FIRST OPTICAL SPECTROMETER TO MEET GPA 2172 CUSTODY TRANSFER STANDARD What Does This Mean? 1. XSPCT can operate at the same precision levels expected from online GC (autosampler) 2. XSPCT units meet ATSM standards for Digital Valuation of Hydrocarbons (Custody Transfer) 3. Reduced barrier for Customer Adoption

Data Analytics: XSPCT™ GPA 2172

FIRST OPTICAL SPECTROMETER TO MEET GPA 2172 CUSTODY TRANSFER STANDARD

FTK LISTED NYSE

GPA 2172 (API 14.5) is the O&G industry standard for calculating gross heating value (GHV), relative density, and compressibility factor from compositional analysis

GPA 2172-19 (API 14.5):

- Defines how to calculate GHV and related properties from measured composition
- Used directly in custody transfer billing
- Recognizes that sample analysis may come from GPA 2261 GC or other technically acceptable methods, including optical spectroscopy that meet reproducibility requirements

GPA 2261-20 (Gas Chromatography Analysis):

- Sets criteria for reproducibility and performance acceptance between labs/instruments
- FTK NIR methods (per GPA 2119 / ASTM D6122) are benchmarked against these limits

GPA 2119-24 (Optical Spectroscopy Analysis):

- Defines how optical spectroscopy can be used to determine hydrocarbon composition
- This is the direct validation pathway for FTK analyzers

ASTM D6122:

- Provides validation procedures for multivariate NIR/IR analyzers
- Ensures models meet performance standards before being accepted for use

// 28

FLOTEK

// 29 Recent Financials Unaudited Condensed Consolidated Balance Sheets (in thousands, except per share data)

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands, except per share data) // 30

// 31 Recent Financials Unaudited Condensed Consolidated Statements of Cash Flows (in thousands)

// 32 1) Management believes that EBITDA and Adjusted EBITDA for the three and twelve months ended December 31, 2025 and 2024 are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the adjustments made to net income for certain non-cash or non-recurring items noted above to be outside of the Company’s normal operating results. Management analyzes operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish financial, compensation and operational objectives. In addition, the Company believes that Adjusted EBITDA provides investors, creditors and analysts with a clearer view of the Company’s leverage profile and debt service capacity, enhancing comparability and augmenting the ability of investors, creditors and analysts to make investment decisions based upon liquidity. Adjusted EBITDA as presented above does not add back non-cash amortization of contract assets totaling $2.1 million and $1.3 million during the fourth quarters of 2025 and 2024, respectively, and $6.3 million and $5.6 million for the years ended December 31, 2025 and 2024, respectively. 2) Includes $4.4 million of expenses related to an asset acquisition for the twelve months ended December 31, 2025. Recent Financials Unaudited Reconciliation of Non-GAAP Items & Non-Cash Items Impacting Earnings (in thousands)(1)

// 33 1) Management believes that EBITDA and Adjusted EBITDA for the twelve months ended December 31, 2025, 2024, 2023 and 2022 are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the adjustments made to net income for certain non-cash or non-recurring items noted above to be outside of the Company’s normal operating results. Management analyzes operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish financial, compensation and operational objectives. In addition, the Company believes that Adjusted EBITDA provides investors, creditors and analysts with a clearer view of the Company’s leverage profile and debt service capacity, enhancing comparability and augmenting the ability of investors, creditors and analysts to make investment decisions based upon liquidity. Adjusted EBITDA as presented above does not add back non-cash amortization of contract assets totaling $3.4 million, $5.0 million, $5.6 million and $6.3 million for the years ended December 31, 2022, 2023, 2024 and 2025, respectively. 2) Includes $4.4 million of expenses related to an asset acquisition for the twelve months ended December 31, 2025. Recent Financials Unaudited Reconciliation of Non-GAAP Items & Non-Cash Items Impacting Earnings (in thousands)(1)